UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2006

VirTra Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	000-28381	93-1207631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 CityWest Blvd., Suite 300, Houston, Texas 77042
(Address of principal executive offices)

(832) 242-1100

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 28, 2006, VirTra Systems received notice from Jones & Cannon, P.C., of Arlington, Texas, notifying the company of a lawsuit, filed in the 352nd Judicial District Court of Tarrant County, for fees and other charges that Jones & Cannon alleges are owed to it, in the amount of $508,326.55. This suit is for fees and charges Jones & Cannon claims to have accrued during the time that Kelly Jones, its lead partner, served as CEO of Virtra Systems, Inc. The current management and board of directors disagree with the merits of this case and intend to contest these matters vigorously. Consequently, VirTra Systems last week retained the law firm of Provost Umphrey LLP, a Texas law firm, to defend the company in this lawsuit as well as represent the company in other matters deemed necessary by management and the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTRA SYSTEMS, INC. (Registrant)

By:	/s/ Perry V. Dalby
Perry V. Dalby
Chief Executive Officer

Dated: November 1, 2006